Exhibit 10.1

AMENDMENT NO. 1 TO PLACEMENT AGENCY AGREEMENT

This Amendment No. 1 to Placement Agency Agreement (this “Amendment”), dated as of September 26, 2024, is by and between VivoPower International PLC, a company incorporated under the laws of England and Wales (the “Company”), and Chardan Capital Markets, LLC (“Chardan” or the “Placement Agent”).

WHEREAS, the Company and the Placement Agent entered into that certain Placement Agency Agreement dated as of September 17, 2024 (the “PAA”);

WHEREAS, the Company and the Placement Agent wish to amend the PAA to reflect an increase in the size of the offering as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

1. The first sentence of the introductory paragraph of the PAA is hereby deleted and replaced in its entirety with the following.

“Subject to the terms and conditions herein (this “Agreement”), VivoPower International PLC, a company incorporated under the laws of England and Wales (the “Company”), hereby agrees to sell up to an aggregate of 3,200,000 ordinary shares (the “Shares”) of the Company, nominal value $0.12 (the “Ordinary Shares”) directly to various investors (each, an “Investor” and, collectively, the “Investors”) through Chardan Capital Markets, LLC as placement agent (the “Placement Agent”). The documents executed and delivered by the Company and the Investors in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement (the “Purchase Agreement”), if applicable, shall be collectively referred to herein as the “Transaction Documents.” The purchase price to the Investors for each Share is $1.25. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering.”

2. Capitalized terms not otherwise defined herein shall the respective meanings ascribed to them in the PAA.

3. Except as herein above amended, the terms and provisions of the PAA as amended shall remain in full force and effect.

4. This Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

5. This Amendment shall extend to and be binding upon the heirs, executors, administrators, successors, and assigns of each of the parties hereto.

6. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

[Signature Page Follows]

Very truly yours,

Chardan Capital Markets, LLC

By:	/s/ George Kaufman
Name:	George Kaufman
Title:	Partner and Head of Investment Banking

Accepted and Agreed to as of

 the date first written above:

VIVOPOWER INTERNATIONAL PLC

By:	/s/ Kevin Chin
Name:	Kevin Chin
Title:	Chief Executive Officer